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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2005

SUN NEW MEDIA INC.
(Exact name of Registrant as specified in charter)

MINNESOTA	000-26347	410985135
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 297, 1142 South Diamond Bar Boulevard, Diamond Bar		CA 91765
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:		1-888-865-0901 ext. 322

SE GLOBAL EQUITIES CORP.
(Former name or former address if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This document includes "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Other than statements of historical fact, all statements regarding industry prospects, the consummation of the transactions described in this document and the Company's expectations regarding the future performance of its businesses and its financial position are forward-looking statements. These forward-looking statements are subject to numerous risks and uncertainties.

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Sale and Purchase Agreement Entered into with Sun Business Networks Ltd.

Sun New Media Inc. ("SNMI") has entered into a conditional sale and purchase agreement with Sun Business Networks Ltd. ("Sun Business") dated September 30, 2005 (the "Agreement"). Under the terms of the Purchase Agreement SNMI has agreed to acquire the rights and certain business assets related to the following Sun Business publications:

  Smart Investor (Singapore Edition)
  Wine & Dine (Singapore Edition)
  Wine & Dine (Shanghai Edition)
  China Business Post (Print Edition)
  China Business Post (Online Edition)

The Agreement includes the acquisition of 100% of the issued and outstanding shares of the following subsidiary companies of Sun Business:

  Caijing Times Advertising Development Corporation Limited
  Optima Media International Limited
  Shanghai Panpac Culture Distribution
  Beijing Panpac Advertising Ltd.

(Together the "Publishing Assets")

The basic terms of the Agreement are as follows:

  SNMI may eventually issue up to 26,700,000 shares of its common stock to Sun Business, subject to adjustment, as full consideration for the shares of SNMG if certain performance milestones have been reached. On close of the Agreement and assuming Sun Business achieved the financial milestones that were set out in the Agreement, Sun Business parties will hold approximately 29% of SNMI's issued and outstanding common stock on a fully diluted basis as of today's date. The shares will be issued out in three tranches:
    5,340,000 shares on the Completion Date;
    8,010,000 shares on the last day of the sixth month from the Completion Date;
    13,350,000 shares within 30 days from the date receipt of the audited financial statements in accordance to US GAAP prepared by qualified US SEC accountants concerning the Publishing Assets for the year ended December 31, 2006.
  The number of shares issued to Sun Business is subject to adjustment to greater or smaller number of shares of SNMI based on financial performance of the Publishing Assets. SNMI will issue a minimum of 13,350,000 shares of common stock to Sun Business if adjusted downward and a maximum of 33,633,333 if adjusted upwards (a maximum number of additional shares of 6,333,333) based on the level of financial performance of the Publishing Assets.
  In the Agreement Sun Business has provided SNMI with a profit guarantee of the Publishing Assets of US$4 million for the fiscal year ended December 31, 2006. Sun Business has agreed to compensate SNMI from any shortfall. SNMI may elect to adjust the shares provided to Sun Business or receive a cash compensation for any shortfall. See paragraph above.
  Prior to closing the Agreement SNMI and Sun Business are required to receive stockholder approval to go forward with the Agreement and the transactions contemplated under the agreement.
  After the completion date of the Agreement, SNMI is required to commence the registration process for the shares to be issued to Sun Business under the Agreement to ensure the shares are freely tradable. The cost of registration is to be borne by Sun Business. Sun Business must provide to SNMI all projected legal and accounting fees in advance prior to the commencement of the registration process.
  SNMI's average public market share price for the three market days prior to the Completion Date must be US$3.00 per share or greater.
  Sun Business will provide SNMI with an independent business valuation report of the Publishing Assets prepared by an internationally recognized certified business valuator where the valuation of those assets should not be materially less than USD80 million.
  The independent financial advisors will be engaged to provide recommendation to the minority shareholders of SNMI on voting this transaction.
  The Agreement is subject to it and the terms of this transaction not conflicting with any acts, rules and regulations in the US.
  SNMI will conduct due diligence review on legal and financials of the Publishing Assets.
  Sun Business will provide SNMI with audited financial statement in accordance with US GAAP prepared by US SEC qualified auditor for the Publishing Assets; and
  SNMI's existing stockholders will retain their present stockholdings in SNMI
  Sun Business undertakes it will not mortgage, pledge, advance, transfer or loan any of the shares issued to Sun Business to any party.
  the Agreement is also subject to customary terms and conditions, including regulatory and third party approvals.

This transaction may be considered a "related party" transaction. Sun Media Investment Holdings Limited., the majority stockholder of SNMI, owns 118,000,000 or 16.54% of Sun Business. Messrs. Bruno Wu and Chen Xiao Tao, two of our recently appointed directors and officers are also directors and officers of Sun Business and Sun Media Investment Holdings Limited. Mr. Bruno Wu is the Executive Chairman and a director of Sun Business. Mr. Chen Xiao Tao is the Chief Executive Officer and an Executive Director of Sun Business. Ms. Yang Lan a director and officer of Sun Business is also a director and officer of Sun Media Investment Holdings Limited, our majority stockholder. Mr.Bruno Wu owns 90 % of Sun Media Investment Holdings Limited.

Sun Media Investment Holdings Limited will abstain from voting to avoid conflict of interests.

On September 30, 2005, SNMI issued a press release discussing the Purchase Agreement. A copy of that press release is attached as Exhibit 99.1 to this Form 8-K.

ITEM 3.02 - UNREGISTERED SALES OF EQUITY SECURITIES

As described in Item 1.01 of this Current Report on Form 8-K, SNMI in exchange for Publishing Assets, will issue Sun Business, an aggregate total of 26,700,000 million shares of its common stock subject to the profitability of those assets reaching certain milestones.

These issuances will be made by SNMI either pursuant to an exemption from registration under Regulation S of the Securities Act of 1933, as amended or on filing a Registration Statement with the Securities and Exchange Commission.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired. N/A

(b) Pro forma financial information. N/A

(c) Exhibits.

As described in Item 2.01 of this Report, the following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit No.	Description
2.1	Sale and Purchase Agreement dated September 19, 2005
99.1	Press Release dated September 26, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE REGISTRANT

By:

"Bruno Wu"

_________________________________
Bruno Wu, Chairman and Director

Dated: September 30, 2005